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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITOR

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 25, 1997 in the Registration Statement (Form S-4) and the related Prospectus of Koppers Industries, Inc. for the registration of the Senior Subordinated Notes.

                                          /s/ Ernst & Young
Sydney, Australia
December 22, 1997